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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 3, 2006


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                    001-32293                  06-0974148
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123441) filed with the Commission on March 18, 2005, as amended by Pre-Effective Amendment No. 1 filed with the Commission on April 12, 2005 and Post-Effective Amendment No. 1 filed with the Commission on December 13, 2005 (the "Registration Statement").

         (c) Exhibits



  EXHIBIT
  NUMBER                             DESCRIPTION
  -------                            -----------

Exhibit 1.1         Standard Distribution Agreement Terms.

Exhibit 5.1         Opinion of Sidley Austin LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin LLP.

Consent 23.1        Consent of Sidley Austin LLP (included in Exhibit 5.1 and
                    Exhibit 8).

Consent 23.2        Consent of Counsel of Hartford Life Insurance Company
                    (included in Exhibit 5.2).



                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                        HARTFORD LIFE INSURANCE COMPANY
                                        (REGISTRANT)



DATE: APRIL 3, 2006                     BY: /s/ Ken A. McCullum
                                        ------------------------------------
                                        Name:  Ken A. McCullum
                                        Title: Vice President

                                  EXHIBIT INDEX



  EXHIBIT
  NUMBER                              DESCRIPTION
  -------                             -----------

Exhibit 1.1         Standard Distribution Agreement Terms.

Exhibit 5.1         Opinion of Sidley Austin LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin LLP.

Consent 23.1        Consent of Sidley Austin LLP (included in Exhibit 5.1 and
                    Exhibit 8).

Consent 23.2        Consent of Counsel of Hartford Life Insurance Company
                    (included in Exhibit 5.2).